United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2009

FortuNet, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (702) 796-9090

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 2, 2009, FortuNet, Inc. issued a press release announcing the filing of their definitive proxy statement with the SEC and changed the time for their 2009 annual meeting from 8:00 a.m. to 1:00 p.m. on April 17, 2009.

(d) Exhibits

Exhibit No.	Document
99.1	Press release, dated March 23, 2009, announcing the filing of their definitive proxy statement with the SEC and changed the time for their 2009 annual meeting from 8:00 a.m. to 1:00 p.m. on April 17, 2009.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated April 2, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuNet, Inc (Registrant)
April 2, 2009 (Date)	/s/ YURI ITKIS Yuri Itkis Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release, dated March 23, 2009, announcing the filing of their definitive proxy statement with the SEC and changed the time for their 2009 annual meeting from 8:00 a.m. to 1:00 p.m. on April 17, 2009.